                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                          MORGAN FUNSHARES, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:

                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:

                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------
           (5)  Total fee paid:

                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:

                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------
           (3)  Filing Party:

                ----------------------------------------------------------
           (4)  Date Filed:

                ----------------------------------------------------------

                             MORGAN FUNSHARES, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY APRIL 18, 2000

                            ------------------------

    The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at Park Place, 10 West Streetsboro, Hudson, Ohio at 4:00 p.m., local time, on Tuesday, April 18, 2000 for the following purposes:

    1. To elect seven Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

    2. To ratify or reject the continuation of the Investment Advisory Agreement dated April 2, 1996 between the Fund and Burton D. Morgan.

    3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2000.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record as of the close of business on March 10, 2000 are entitled to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Catherine Kantorowski
                                          SECRETARY

Hudson, Ohio
March 22, 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

    The accompanying proxy is solicited by the Directors of Morgan
FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio at 4:00 p.m., local time, on Tuesday, April 18, 2000.

    Shareholders of record as of the close of business on the record date, March 10, 2000, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,910 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

    This proxy statement and form of proxy is being mailed to shareholders on or about March 22, 2000.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1999 ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MR. ROBERT PINCUS, MAXUS INVESTMENT GROUP, 1301 EAST NINTH ST., 36TH FLOOR, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-44-MAXUS).

1.  ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

    The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

                                                                           NUMBER AND PERCENTAGE OF
     NAME AND POSITION               PRINCIPAL OCCUPATION DURING           SHARES BENEFICIALLY OWNED
     WITH THE FUND(1)                  PAST FIVE YEARS AND AGE               AS OF MARCH 10, 2000
---------------------------  --------------------------------------------  -------------------------
J. Martin Erbaugh            President, ERBAUGH Corp. dba Lawnmark;          5,400(2)
Director                       President, Coer Properties; Director,
                               Lesco, Inc.; Director, Morgan Bank NA; Age
                               51.

Burton D. Morgan*            Chairman, Morgan Bank NA; President, Basic      580,000(49.3%)
Chairman and Director          Search, Inc.; Director, Multi-Color, Inc.;
                               Director, Morgan Adhesives, Inc.;
                               Effective October 18, 1995, Mr. Morgan
                               became a registered investment advisor;
                               Age 83

Robert F. Pincus**           Vice President--Marketing and Client            8,000(2)(3)
President and Director         Services, Maxus Investment Group; Age 55

William K. Cordier           Chairman and President, Cordier Group           0
Director                       Holdings, Inc.; Chairman and CEO, Canton
                               Drop Forge, Inc.; Age 72

Keith Brown                  President, Chimera Corporation; Director,       0
Director                       USG Corporation; Director, Myers
                               Corporation; Age 48

James M. Hojnacki            Vice President, The Provident Bank,             0
Director                       Cleveland, Ohio; Age 38

                                                                           NUMBER AND PERCENTAGE OF
     NAME AND POSITION               PRINCIPAL OCCUPATION DURING           SHARES BENEFICIALLY OWNED
     WITH THE FUND(1)                  PAST FIVE YEARS AND AGE               AS OF MARCH 10, 2000
---------------------------  --------------------------------------------  -------------------------
James C. Onorato             President, Summit Capital Inc.; Portfolio       800(2)
Vice President and Director    Manager, Maxus investment Group; Age 43

------------------------

 * Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") by reason of his acting as investment advisor upon approval of the continuation of the Investment Advisory Agreement and by reason of his beneficial ownership of 49.3% of the outstanding shares of the Fund.

** Mutual Shareholder Services, LLC, a subsidiary of Maxus Investment Group, processes the Fund's trades, prices the Fund, and maintains the records for the transactions and expenses of the Fund, pursuant to an Accounting Services Agreement with the Fund.

(1) Mr. Morgan has served as a Director since 1989, Mr. Pincus has served since 1993, Mr. Erbaugh has served since 1994, Messrs. Cordier, Brown and Hojnacki have served since 1996, and Mr. Onorato has served since 1997.

(2) Constitutes less than 1% of outstanding shares.

(3) Incudes 1,500 shares owned by Mr. Pincus' spouse as to which Mr. Pincus disclaims beneficial ownership.

    As of March 10, 2000, all eight Officers and Directors as a group held 598,200 shares, constituting 50.9% of the outstanding shares of the Fund.

    Three meetings of the Board of Directors were held during the fiscal year ended December 31, 1999. Each Director attended at least 50% of the meetings of the Board of Directors during the fiscal year.

    The Fund and the Board of Directors did not have a standing nominating or compensation committee as of December 31, 1999. The Board of Directors established an audit committee in 1998. The general functions of the audit committee, the identity of the audit committee's members and the number of meetings held by the audit committee during fiscal 1999 are set forth below.

AUDIT COMMITTEE

    The audit committee held one meeting during fiscal 1999. The primary functions of the audit committee are to evaluate the performance and fees of the Fund's independent auditors, review the annual audit and the Fund's internal accounting controls with the independent auditors, review the results of the audit with management, consult with management with respect to the Fund's internal accounting controls and other operating systems, review all related party transactions on an ongoing basis, and review potential conflict of interest situations where appropriate. The current members of the audit committee are Messrs. James M. Hojnacki, J. Martin Erbaugh and Robert F. Pincus.

EXECUTIVE OFFICERS

    In addition to Messrs. Morgan, Pincus and Onorato, the Fund has the following executive officer:

                                                                              NUMBER OF SHARES
  NAME AND POSITION               PRINCIPAL OCCUPATION DURING             BENEFICIALLY OWNED AS OF
  WITH THE FUND(1)                  PAST FIVE YEARS AND AGE                    MARCH 10, 2000
---------------------  -------------------------------------------------  ------------------------

Catherine Kantorowski  Executive Secretary to Burton D. Morgan; Age 69          4,000(2)
Secretary

------------------------

(1) Ms. Kantorowski has served since 1996.

(2) Constitutes less than 1% of outstanding shares.

COMPENSATION OF DIRECTORS AND AUDIT COMMITTEE MEMBERS

    Each Director who was not acting as the Investment Advisor or was not an interested person of Maxus Information Systems, Inc. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met three times in fiscal 1999. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors.

2.  CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

    The Fund's investments are managed by Burton D. Morgan (the "Advisor") pursuant to an Investment Advisory Agreement (the "Agreement") dated April 2, 1996. The Agreement was initially approved by Shareholders at the Annual Meeting of Shareholders held April 2, 1996. The Board of Directors approved the Agreement and the Advisor on the same date. On February 1, 2000, the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Advisor, approved the continuation of the Agreement.

    The Agreement provides that as compensation for his services to the Fund, the Advisor is entitled to receive from the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000, and .75% of the average value of the Fund's net assets in excess of $150,000,000, payable monthly. The Agreement also provides that the Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Advisor with respect to that fiscal year. The Advisor received a management fee from the Fund for the fiscal year ended December 31, 1999, in the amount of $90,604 net of reimbursements.

    Subject to the supervision of the Fund's Board of Directors, the Advisor
(i) manages all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus;
(ii) makes investment decisions with respect to the assets; and (iii) places orders to purchase and sell securities.

    The Agreement automatically renews for successive annual periods, provided the continuance is specifically approved by (i) the Fund's Board of Directors, or (ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. Notwithstanding the foregoing, the Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of a majority of the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time without penalty.

    Under the Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which the Agreement relates, provided that nothing in the Agreement protects the Advisor against any liability to the Fund or to the holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on his part in the performance of his duties or by reason of the Advisor's reckless disregard of his obligations and duties under the Agreement.

    The Advisor is doing business as a sole proprietor. His address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850. The Advisor is the Chairman and a Director of the Fund.

    The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal.

    The Fund has entered into an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly Maxus Information Systems, Inc.), a subsidiary of Maxus Investment Group, under which during the fiscal year ended December 31, 1999 the Fund paid $40,079. The Agreement provides that Mutual Shareholder Services, LLC will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund.

3.  APPOINTMENT OF AUDITORS

    The Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, have selected McCurdy & Associates
C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 2000. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

                              BENEFICIAL OWNERSHIP

    As of March 15, 2000, the only persons known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owns 580,000 shares (49.3%) of the outstanding shares as of that date, and Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 115,136 shares (9.8%) of the outstanding shares as of that date.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

    To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required, during 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER MATTERS

    The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

    Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of the continuation of the Investment Advisory Agreement, and for ratification of the continuation of the independent accountants.

                            SOLICITATION OF PROXIES

    Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

    Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum is present at the Annual Meeting, and
(ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 2001 must be received by the Fund no later than December 31, 2000 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is Park Place, 10 West Streetsboro, Hudson, Ohio 44236.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Catherine Kantorowski
                                          SECRETARY

March 22, 2000

                            MORGAN FUNSHARES, INC.
                ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at Park Place, 10 West Streetsboro, Hudson, Ohio on April 18, 2000 at 4:00, local time, and any adjournment thereof.

1. To elect seven Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

2. To ratify or reject the continuation of the Investment Advisory Agreement dated April 2, 1996 between the Fund and Burton D. Morgan.

3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2000.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
             - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -

                    MORGAN FUNSHARES, INC. 2000 ANNUAL MEETING


1.  To elect seven Directors to the Fund's Board of Directors to hold office    / / FOR   / / AGAINST   / / ABSTAIN
    until the next Annual Meeting

2.  To ratify the continuation of the Investment Advisory Agreement dated       / / FOR   / / AGAINST   / / ABSTAIN
    April 2, 1996

3.  To ratify the continuation of McCurdy & Associates C.P.A.'s, Inc. as the
    Fund's independent public accountants for the fiscal year ending
    December 31, 2000                                                           / / FOR   / / AGAINST   / / ABSTAIN

Check appropriate box
Indicate changes below:                             Date______________             NO. OF SHARES
Address Change?       / /   Name Change?  / /                                  _____________________________________



                                                                               _____________________________________

                                                                               Signature(s) in Box

                                                                               Please sign exactly as your name appears
                                                                               on this card. When signing as attorney,
                                                                               executor, administrator, trustee or
                                                                               guardian, please give your full title as
                                                                               such.  If a corporation, please sign in
                                                                               full corporate name by President or other
                                                                               authorized officer.  If a partnership,
                                                                               please sign partnership name by authorized
                                                                               person as a joint account, please provide
                                                                               both signatures.
